Exhibit 99.1

Paycom Software, Inc. Announces Completion of Initial Public Offering and Full Exercise of Over-Allotment Option

OKLAHOMA CITY, OK – April 21, 2014 – Paycom Software, Inc. (“Paycom” or the “Company”) announced today that it has completed its initial public offering of 6,645,000 shares of its common stock at $15.00 per share. An aggregate of 4,606,882 of these shares were sold by the Company and 2,038,118 of these shares were sold by certain named selling stockholders which included 996,750 shares sold pursuant to the exercise in full by the underwriters of their option to purchase additional shares.

Net proceeds from the offering received by the Company were used to repay outstanding indebtedness.

Barclays Capital Inc. and J.P. Morgan Securities LLC acted as joint book-runners for the offering. Pacific Crest Securities LLC, Stifel and Canaccord Genuity Inc. acted as co-managers.

The offering was made only by means of a prospectus. Copies of a written prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended, may be obtained from: Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (Tel: +1 888 603 5847, Email: Barclaysprospectus@broadridge.com); or J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (Tel: +1 888 803 9204).

A registration statement relating to these securities has been filed with, and declared effective by, the U.S. Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Paycom

As a leader in payroll and HR technology, Oklahoma City-based Paycom redefines the human capital management industry by allowing companies to effectively navigate a rapidly changing business environment. Its cloud-based software solution is based on a core system of record maintained in a single database for all human capital management functions, providing the functionality that businesses need to manage the complete employment lifecycle, from recruitment to retirement. Paycom serves businesses of all sizes and in every industry. As one of the leading human capital management providers, Paycom serves clients in all 50 states from offices across the country.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, you should refer to Paycom’s SEC filings. Paycom undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Media Contact:

Kathy Oden-Hall, CMO

800.580.4505

Kathy.Oden-Hall@paycom.com

Investor Relations Contact:

855.603.1620

investors@paycom.com